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                            AMENDMENT TO
                 RESTRICTED STOCK AWARD PLAN AGREEMENTS

    THIS AMENDMENT TO RESTRICTED STOCK AWARD PLAN AGREEMENTS (the "Agreement") is made and entered into as of the 20 day of December, 1996, by and between NATIONSBANK CORPORATION, a North Carolina corporation ("NationsBank"), and HUGH L. McCOLL, JR. ("Executive").

                         Statement of Purpose

    NationsBank and Executive previously entered into a Restricted Stock
Award Plan Agreement dated January 22, 1992 and another Restricted Stock Award Plan Agreement dated June 22, 1994 (collectively, the "Award Agreements," and individually, an "Award Agreement"). Under the Award Agreements, shares of restricted stock (the "Restricted Stock") were granted to Executive under the 1986 Restricted Stock Award Plan of NationsBank Corporation, as amended (the "Restricted Stock Plan"), and such shares of Restricted Stock were scheduled to vest in five (5) equal annual installments beginning January 1, 1993 in the case of the 1992 Award Agreement and January 1, 1995 in the case of the 1994 Award Agreement. As of the date hereof, shares of Restricted Stock remain unvested under each Award Agreement. As additional incentive for Executive to remain with NationsBank through his normal retirement date, the parties desire to amend the Award Agreements as set forth herein to provide that the unvested shares of Restricted Stock shall not vest until Executive's normal retirement date.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, NationsBank and Executive hereby agree that each Award Agreement is amended as follows:

    1.  Notwithstanding any provision of the Award Agreements to the contrary,
(i) the vesting schedule attached as Exhibit B to each Award Agreement is hereby terminated with respect to any shares of the Restricted Stock that are not vested as of the date hereof, and (ii) in lieu thereof, such unvested shares of Restricted Stock shall not vest until July 1, 2000 (i.e., Executive's normal retirement date), subject to becoming earlier vested in accordance with the provisions of Paragraph 6 of the Restricted Stock Plan.

    2. Except as expressly or by necessary implication amended hereby, each Award Agreement shall remain in full force and effect.

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   IN WITNESS WHEREOF, NationsBank has caused this Agreement to be executed by its duly authorized officer and Executive has hereunto set his hand and seal, all as of the day and year first above written.

                                  NATIONSBANK CORPORATION

                                  By: /s/ C. J. Cooley
                                      C. J. Cooley, Executive Vice President

                                  "NationsBank"

                                  /s/ Hugh L. McColl, Jr.               [SEAL]
                                  Hugh L. McColl, Jr.

                                  "Executive"